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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Large Core

Transamerica Large Value Opportunities

1801 California Street, Suite 5200

Denver, CO 80202

November 30, 2018

Thank you for being a valued Transamerica shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica Large Core and Transamerica Large Value Opportunities (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-adviser, PineBridge Investments LLC (“PineBridge”), who began sub-advising each of the Funds on September 1, 2018, replacing the Funds’ prior sub-adviser, AJO, LP. Based on the information provided by Transamerica Asset Management, Inc. and PineBridge, the Board concluded that the change in sub-adviser was in the best interests of each Fund and its shareholders.

If you have any questions, please call the following number between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica Large Core

Transamerica Large Value Opportunities

November 30, 2018

Summary

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the respective shareholders of Transamerica Large Core and Transamerica Large Value Opportunities (each a “Fund” and collectively, the “Funds”). The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Funds. The Funds are now sub-advised by PineBridge Investments LLC (“PineBridge” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and PineBridge (the “PineBridge Sub-Advisory Agreement”). A copy of the PineBridge Sub-Advisory Agreement is attached hereto as Exhibit A.

PineBridge began sub-advising the Funds on September 1, 2018. Prior to that date, AJO, LP (“AJO”) served as sub-adviser to each Fund. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectuses and Statement of Additional Information supplement dated July 9, 2018 for the Funds, and also reflected in each Fund’s Summary Prospectus revised as of September 1, 2018: (i) changes were also made to each Fund’s investment objective, principal investment strategies, principal risks and primary benchmark; and (ii) each Fund’s management fee schedule was lowered. TAM continues to serve as the Funds’ investment manager.

This Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of September 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about November 30, 2018. Each Fund will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to their respective shareholders.

The annual reports of the Funds are sent to shareholders of record following the Funds’ fiscal year end. The fiscal year end of the Funds is October 31. The Funds will furnish, without charge, a copy of their most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least May 31, 2019 at https://www.transamerica.com/media/tf-ajo-to-pinebridge-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Large Core

Transamerica Large Value Opportunities

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-adviser of each Fund. The Board, upon the recommendation of TAM, has approved a new PineBridge Sub-Advisory Agreement between TAM and PineBridge on behalf of each Fund.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of PineBridge and has entered into the PineBridge Sub-Advisory Agreement with PineBridge on behalf of the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was PineBridge appointed as the new Sub-Adviser?

A.

After full and complete discussion, the Board approved the appointment of PineBridge as the Sub-Adviser to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and PineBridge’s potential to provide the Funds with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes PineBridge and the terms of the PineBridge Sub-Advisory Agreement.

THE FUNDS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Funds pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreement are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of PineBridge. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in PineBridge or any other person controlling, controlled by or under common control with PineBridge. Since the Record Date, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which PineBridge or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to September 1, 2018, AJO served as sub-adviser to the Funds. AJO is located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

AJO provided sub-advisory services to each Fund pursuant to the Investment Sub-Advisory Agreement between TAM and AJO on behalf of the Funds (the “AJO Sub-Advisory Agreement”). As sub-adviser to the Funds, AJO was responsible for sub-advising the assets of the Funds in a manner consistent with the terms of the AJO Sub-Advisory Agreement and the investment objective, strategies and policies of each Fund. The AJO Sub-Advisory Agreement was dated November 11, 2016, and was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to PineBridge under the PineBridge Sub-Advisory Agreement and the sub-advisory fees paid by TAM to AJO under the AJO Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the PineBridge Sub-Advisory Agreement was approved by the Board at a meeting held June 21-22, 2018, and was effective as of September 1, 2018. The PineBridge Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the PineBridge Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of the AJO Sub-Advisory Agreement and those of the PineBridge Sub-Advisory Agreement are substantially similar. The sub-advisory fee rates payable by TAM to PineBridge under the PineBridge Sub-Advisory Agreement have decreased from the sub-advisory fee rates paid by TAM to AJO under the AJO Sub-Advisory Agreement. In addition, effective with the PineBridge Sub-Advisory Agreement, the management fee schedule payable by the Funds to TAM has decreased. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the PineBridge Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, PineBridge shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to PineBridge by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to PineBridge. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement provides that PineBridge will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28 (e) of the Securities Exchange Act of 1934, to PineBridge, or to any other fund or account over which PineBridge or its affiliates exercise investment discretion. The PineBridge Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, PineBridge may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where PineBridge has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or PineBridge’s overall responsibilities with respect to the Fund and to other funds and clients for which PineBridge exercises investment discretion. The Board may adopt policies and procedures that modify and restrict PineBridge’s authority regarding the execution of each of the Fund’s portfolio transactions. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds; (ii) may be terminated by TAM upon notice to PineBridge, without the payment of any penalty; (iii) may be terminated by PineBridge upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by PineBridge and shall not be assignable by TAM without the consent of PineBridge. The AJO Sub-Advisory Agreement contained the same provisions.

As compensation for the services performed by PineBridge under the PineBridge Sub-Advisory Agreement, TAM shall pay PineBridge a fee as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation TAM pays to PineBridge under the PineBridge Sub-Advisory Agreement is lower than that paid by TAM to AJO under the AJO Sub-Advisory Agreement and will potentially be lower in the future if certain additional breakpoints are reached at certain asset levels.

The PineBridge Sub-Advisory Agreement requires that PineBridge, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to PineBridge relating to the services provided pursuant to the PineBridge Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement states that PineBridge shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that PineBridge is not protected against any liability to TAM or the Funds to which PineBridge would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the PineBridge Sub-Advisory Agreement. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement provides that unless TAM advises PineBridge in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, PineBridge shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s securities managed by PineBridge, in accordance with PineBridge’s proxy voting policies and procedures without consultation with TAM or the Funds. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement provides that PineBridge, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the PineBridge Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds of TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement requires PineBridge to make certain representations and covenants, including concerning PineBridge’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which PineBridge is managing each Fund, and PineBridge’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The AJO Sub-Advisory Agreement contained the same provisions.

The PineBridge Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida. The AJO Sub-Advisory Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the PineBridge Sub-Advisory Agreement. The summary of the PineBridge Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the PineBridge Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by each Fund to TAM was reduced. Under the Management Agreement, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica Large Core

Transamerica Large Value Opportunities

First $250 million	0.45%
Over $250 million up to $750 million	0.44%
Over $750 million	0.43%

Prior to September 1, 2018, Transamerica Large Core and Transamerica Large Value Opportunities paid TAM a management fee of 0.63% and 0.48%, respectively, for its services with respect to the applicable Fund’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by each Fund monthly. As of October 31, 2018, the net assets of Transamerica Large Core were $276,641,895 and the net assets of Transamerica Large Value Opportunities were $599,061,769.

Transamerica Large Core

The following chart compares the actual management fees paid by Transamerica Large Core to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2018 to a hypothetical example of management fees that would have been paid by that Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$1,742	$1,280	26.52%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$1,698	$1,305	23.14%

Transamerica Large Value Opportunities

The following chart compares the actual management fees paid by Transamerica Large Value Opportunities to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2018 to a hypothetical example of management fees that would have been paid by that Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$3,115	$2,915	6.421%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$3,014	$2,783	7.664%

SUB-ADVISORY FEES

Under the PineBridge Sub-Advisory Agreement, TAM (not the Funds) pays PineBridge the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Transamerica Large Core

Transamerica Large Value Opportunities

First $250 million	0.10%
Over $250 million up to $500 million	0.09%
Over $500 million	0.08%

Under the AJO Sub-Advisory Agreement, TAM (not the Funds) paid AJO 0.30% of the first $250 million, 0.20% over $250 million up to $500 million, 0.15% over $500 million up to $1 billion, and 0.125% in excess of $1 billion with respect to each Fund’s average daily net assets on an annual basis.

As was the case under the AJO Sub-Advisory Agreement, assets are aggregated across the Funds for purposes of reaching breakpoints in the sub-advisory fee schedules under the PineBridge Sub-Advisory Agreement.

Transamerica Large Core

The following chart compares the actual sub-advisory fees paid by TAM to AJO for the fiscal year ended October 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to PineBridge for the same period under the PineBridge Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AJO from November 1, 2017 through October 31, 2018 under AJO Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to PineBridge from November 1, 2017 through October 31, 2018 under PineBridge Sub-Advisory Agreement	Percent Difference
$466,954	$213,404	54.3%

Transamerica Large Value Opportunities

The following chart compares the actual sub-advisory fees paid by TAM to AJO for the fiscal year ended October 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to PineBridge for the same period under the PineBridge Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AJO from November 1, 2017 through October 31, 2018 under AJO Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to PineBridge from November 1, 2017 through October 31, 2018 under PineBridge Sub-Advisory Agreement	Percent Difference
$1,060,634	$484,761	54.3%

INFORMATION REGARDING THE SUB-ADVISER

PineBridge has been a registered investment adviser since May 1983. As of October 31, 2018, PineBridge, including its affiliates, had approximately $92.2 billion in total assets under management. PineBridge is a Delaware limited liability company that is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC (“PineBridge Holdings”), also a Delaware limited liability company. PineBridge Holdings is a wholly-owned subsidiary of PineBridge Investments, L.P. (“PILP”), a Cayman Islands limited partnership. The general partner of PILP is Pacific Century Investment Holdings (Cayman Islands), L.P. (“PCIHL”). PCIHL is wholly-owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”). PCIH No. 1 is wholly-owned by ChiltonLink Limited, which, in turn, is wholly owned by Richard Li. PineBridge’s principal business address is 399 Park Avenue, New York, New York 10022.

Portfolio Managers Name	Sub-Adviser	Positions Over Past Five Years
Sheedsa Ali, CFA	PineBridge Investments LLC	Portfolio Manager of each of the Funds since 2018; Head of quantitative equity research and portfolio manager of Enhanced Strategies at PineBridge Investments LLC; employee of PineBridge Investments LLC since 2005

Kate Faraday	PineBridge Investments LLC	Portfolio Manager of each of the Funds since 2018; portfolio manager of Enhanced Strategies at PineBridge Investments LLC; employee of PineBridge Investments LLC since 2007

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of PineBridge as of October 31, 2018. The principal address of each individual as it relates to his or her duties at PineBridge is the same as that of PineBridge.

Name	Position with PineBridge
Gregory A. Ehret	Chief Executive Officer and Executive Director
John Blevins	Global Chief Compliance Officer
Cissie Citardi	General Counsel
Michael J. Karpik, CFA	Chief Operating Officer
David Kolker	Chief Financial Officer
Jennifer Motz	Global Head of Human Resources
Sergio Ramirez	Head of Business Development – Americas
Anik Sen	Global Head of Equities
Kamala Anantharam	Global Head of Internal Audit and Risk
FT Chong	Head of PineBridge Structured Capital
Steven Costabile, CFA	Global Head of Private Funds Group
Michael J. Kelly, CFA	Global Head of Multi-Asset
Rajeev Mittal	Regional CEO, Asia Pacific
Steven Oh, CFA	Global Head of Credit and Fixed Income
Klaus Schuster	Head of Europe

Management Activities. PineBridge acts as adviser or sub-adviser, as indicated, for the following registered investment companies, or series of a registered investment company, with investment objectives similar to the Funds:

Comparable Fund for which PineBridge serves as Adviser or Sub-Adviser	Assets Managed by PineBridge (as of October 31, 2018)	Advisory or Sub-Advisory Fee Paid to PineBridge (annually)
US RE Value Composite 1	$2,484,212.15	0.25%
US RE Value Composite 2	$15,018,706.70	PineBridge Global Dynamic Asset Allocation Fund: Y	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: AA	1.75%
		PineBridge Global Dynamic Asset Allocation Fund: A	1.80%
		PineBridge Global Dynamic Asset Allocation Fund: Y2HD	0.71%
		PineBridge Global Dynamic Asset Allocation Fund: Y5H	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: ADC	1.80%
		PineBridge Global Dynamic Asset Allocation Fund: YD	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: ADCT	1.80%
		PineBridge Global Dynamic Asset Allocation Fund: Y2H	0.71%
		PineBridge Global Dynamic Asset Allocation Fund: Y1H	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: A1H	1.80%
US RE Value Composite 3	$4,280,159.19	0.75%
US RE Value Composite 4	$3,536,920.50	0.40%
US RE Value Composite 5	$3,384,723.38	0.75%
US RE Value Composite 6	$7,180,624.06	0.404%
US RE Value Composite 7	$14,404,339.07	0.404%
US RE Value Composite 8	$4,393,821.42	0.404%
US RE Value Composite 9	$2,203,520.51	0.62%
US RE Value Composite 10	$449,045.01	0.65%
US RE Value Composite 11	$14,245,747.48	0.25%
US RE Value Composite 12	$599,454,485.10	0.44%
US RE Core Composite 1	$4,140,804.87	0.25%
US RE Core Composite 2	$97,529,154.47	PineBridge US Research Enhanced Core Equity Fund: Y	1.00%
		PineBridge US Research Enhanced Core Equity Fund: A	1.80%
US RE Core Composite 3	$5,593,653.99	0.40%
US RE Core Composite 4	$9,501,111.20	0.75%
US RE Core Composite 5	$17,386,442.08	PineBridge Global Dynamic Asset Allocation Fund: Y	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: AA	1.75%
		PineBridge Global Dynamic Asset Allocation Fund: A	1.80%
		PineBridge Global Dynamic Asset Allocation Fund: Y2HD	0.71%
		PineBridge Global Dynamic Asset Allocation Fund: Y5H	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: ADC	1.80%
		PineBridge Global Dynamic Asset Allocation Fund: YD	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: ADCT	1.80%
		PineBridge Global Dynamic Asset Allocation Fund: Y2H	0.71%
		PineBridge Global Dynamic Asset Allocation Fund: Y1H	0.75%
		PineBridge Global Dynamic Asset Allocation Fund: A1H	1.80%
US RE Core Composite 6	$227,192,980.66	0.08%
US RE Core Composite 7	$54,241,425.30	0.18%
US RE Core Composite 8	$4,255,767.77	0.75%
US RE Core Composite 9	$97,484,445.60	0.18%
US RE Core Composite 10	$35,382,855.81	0.25%
US RE Core Composite 11	$267,880,143.15	0.45%
US RE Core Composite 12	$216,545,415.85	0.06%

EVALUATION BY THE BOARD

At a meeting of the Board held on June 21-22, 2018, the Board considered the termination of AJO as sub-adviser for the Funds and the approval of PineBridge as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the PineBridge Sub-Advisory Agreement were reasonable, and that the termination of AJO as sub-adviser to each Fund and approval of the PineBridge Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the PineBridge Sub-Advisory Agreement with respect to the Funds and authorized TAM to terminate the AJO Sub-Advisory Agreement with respect to the Funds.

To assist the Board Members in their consideration of the PineBridge Sub-Advisory Agreement, the Board Members had requested and received from TAM and PineBridge certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the PineBridge Sub-Advisory Agreement. In addition, the Independent Board Members consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)

that PineBridge is an experienced and respected asset management firm and TAM believes that PineBridge has the capabilities, resources and personnel necessary to provide sub-advisory services to each Fund based on an assessment of PineBridge’s organization, investment personnel and experience managing the proposed strategy;

(b)	the proposed responsibilities of PineBridge for the Funds and the sub-advisory services expected to be provided by it;

(c)

that the proposed sub-advisory fee schedule paid to PineBridge is lower than the current AJO sub-advisory fee schedule and is fair and reasonable in light of the sub-advisory services provided by PineBridge;

(d)	the fact that the sub-advisory fees payable to PineBridge would be paid by TAM and not the Funds; and

(e)

that TAM recommended to the Board Members that PineBridge be appointed to replace AJO based on AJO’s underperformance over several years compared to the Funds’ benchmarks and peer groups, and TAM’s desire to engage a sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by PineBridge under the PineBridge Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and PineBridge regarding the operations, facilities, organization and personnel of PineBridge, the anticipated ability of PineBridge to perform its duties under the PineBridge Sub-Advisory Agreement, and the proposed changes to the Funds’ current investment programs and other practices.

The Board Members considered the proposed changes to the Funds’ investment objectives and principal investment strategies. The Board Members also considered that TAM has advised the Board Members that the appointment of PineBridge is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their shareholders, including compliance services.

Based on their review of the materials provided and the information they had received from TAM and PineBridge, the Board Members concluded that PineBridge is capable of providing sub-advisory services to each Fund that are appropriate in scope and extent in light of the proposed investment programs for such Funds.

Investment Performance. The Board Members considered PineBridge’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the historical performance of PineBridge’s U.S. Research Enhanced Equity Value, and U.S. Research Enhanced Equity Core investment strategies (the “PineBridge Strategies”) proposed to be used in managing the Funds. The Board Members noted that the U.S. Research Enhanced Equity Value strategy out-performed Transamerica Large Value Opportunities across the three-, five-, and ten-year periods ended March 30, 2018. The Board Members noted that the U.S. Research Enhanced Equity Core strategy out-performed Transamerica Large Core across the three-, five-, and ten-year periods ended March 30, 2018. The Board Members also noted that the PineBridge Strategies outperformed the Funds’ current benchmarks and peer groups and proposed benchmarks across the one-, three-, five-, and ten-year periods ended March 30, 2018.

The Board Members further noted that TAM believes that the appointment of PineBridge will benefit investors by offering them the potential for improved performance. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by PineBridge, the Board Members concluded that PineBridge is capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the PineBridge Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to PineBridge is lower at all asset levels than the current sub-advisory fee schedule for AJO, noting that TAM has negotiated with PineBridge to have the assets of each Fund aggregated for purposes of computing breakpoints in the sub-advisory fee schedules. The Board Members further noted that investors are expected to benefit from a lower management fee schedule. The Board Members also considered that although the net management fee retained by TAM would increase with respect to Transamerica Large Value Opportunities, the proposed management fee rates payable by both Funds to TAM would decrease at all asset levels.

On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by PineBridge under the PineBridge Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

With respect to PineBridge’s costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and PineBridge. As a result, the Board Members did not consider PineBridge’s anticipated profitability as material to its decision to approve the PineBridge Sub-Advisory Agreement. The Board reviewed pro forma estimated profitability information provided by TAM. The Board Members considered that the proposed fee schedule, and the aggregation of the average daily net assets of the Funds for purposes of calculating the sub advisory fees paid by TAM to PineBridge, would result in an increase in the net management fees retained by TAM for Transamerica Large Value Opportunities and a decrease in the net management fees retained for Transamerica Large Core.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the PineBridge Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedule. The Board Members concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM and sub-advisory fees payable by TAM to PineBridge in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by PineBridge from its relationship with each Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with PineBridge, and that PineBridge may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the PineBridge Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and unanimously approved the PineBridge Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to each of the Funds, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or PineBridge for the fiscal year ended October 31, 2018.

ADDITIONAL INFORMATION

TAM, the Trust’s investment manager, Transamerica Fund Services, Inc., the Trust’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of October 31, 2018, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Large Core and owned beneficially less than 1% of the outstanding shares of Transamerica Large Value Opportunities.

As of October 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Large Core:

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Core	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Core	R	93.15%

Charles Schwab & Co 211 Main St San Francisco, CA 94105-1905	Transamerica Large Core	R	6.81%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Core	R4	100.00%

As of October 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Large Value Opportunities:

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Value Opportunities	R	96.65%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of October 31, 2018, the following shareholders owned of record 25% or more of the outstanding shares of Transamerica Large Core:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Core	17,043,248.666	70.81%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Core	6,098,427.834	25.31%

As of October 31, 2018, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Large Value Opportunities.

Name & Address	Fund Name	Shares	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison, NY 10528-2418	Transamerica Large Value Opportunities	42,691,869.631	76.61%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Funds

Tané T. Tyler
Vice President, Associate General Counsel, Chief Legal Officer and Secretary

November 30, 2018

EXHIBIT A

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

PINEBRIDGE INVESTMENTS LLC

THIS AMENDMENT is made as of September 1, 2018, to the Sub-Advisory Agreement dated March 1, 2014 (the “Agreement”), between Transamerica Asset Management, Inc. (the “Investment Adviser”) and PineBridge Investments LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated March 1, 2014 is confirmed and remains in full force and effect.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director – Investments

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Gunter Seeger
Name:	Gunter Seeger
Title:	SVP, Pinebridge Investments

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Inflation Opportunities **	0.28% of the first $50 million; 0.25% over $50 million up to $100 million; 0.19% over $100 million up to $200 million; 0.175% over $200 million up to $500 million; 0.15% in excess of $500 million

Transamerica Inflation-Protected Securities	.15% of the first $100 million .10% over $100 million and up to $250 million .05% in excess $250 million

Transamerica Large Core***	.10% of the first $250 million; .09% over $250 and up to $500 million; .08% in excess $500 million

Transamerica Large Value Opportunities***	.10% of the first $250 million; .09% over $250 and up to $500 million; .08% in excess $500 million

Transamerica Unconstrained Bond	0.25% of the first $1 billion; 0.245% over $1 billion up to $2 billion; 0.24% in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP, a series of Transamerica Series Trust.

***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Large Core and Transamerica Large Value Opportunities.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

PINEBRIDGE INVESTMENTS LLC

THIS AMENDMENT is made as of June 29, 2018, to the Sub-Advisory Agreement dated March 1, 2014 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and PineBridge Investments LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated March 1, 2014 is confirmed and remains in full force and effect.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director – Investments

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Gunter Seeger
Name:	Gunter Seeger
Title:	SVP, Pinebridge Investments

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Inflation Opportunities **	0.28% of the first $50 million; 0.25% over $50 million up to $100 million; 0.19% over $100 million up to $200 million; 0.175% over $200 million up to $500 million; 0.15% in excess of $500 million

Transamerica Inflation-Protected Securities	0.15% of the first $100 million 0.10% over $100 million and up to $250 million 0.05% over $250 million

Transamerica Unconstrained Bond	0.25% of the first $1 billion; 0.245% over $1 billion up to $2 billion; 0.24% in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP, a series of Transamerica Series Trust.

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

PINEBRIDGE INVESTMENTS, LLC

THIS AMENDMENT is made as of October 1, 2015 (the “Amendment”), to the Investment Subadvisory Agreement dated as of March 1, 2014, as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and PineBridge Investments, LLC (the “Subadviser”), pursuant to which TAM has engaged the Subadviser to provide certain advisory services to the fund(s) and/or portfolio(s) listed on Schedule A to this Amendment (each, a “Fund”), each Fund a separate series of Transamerica Funds listed on Schedule A to this Amendment (each, a “Trust”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The following sections are hereby added to the Agreement:

Registration Statement Disclosures.

The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

Further Assurances.

Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

In all other respects, the Agreement is confirmed and remains in full force and effect.

The parties hereto have caused this Amendment to be executed as of the day and year first above mentioned.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

PINEBRIDGE INVESTMENTS, LLC

By:	/s/ Michael Luft
Name:	Michael Luft
Title:	Senior Vice President

Schedule A

Transamerica Inflation Opportunities, a series of Transamerica Funds

Transamerica Unconstrained Bond, a series of Transamerica Funds

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

PINEBRIDGE INVESTMENTS LLC

THIS AMENDMENT is made as of December 8, 2014, to the Sub-Advisory Agreement dated March 1, 2014 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and PineBridge Investments LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated March 1, 2014 is confirmed and remains in full force and effect.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Amit Agrawal
Name:	Amit Agrawal
Title:	Managing Director, Sr. Portfolio Manager

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Inflation Opportunities **	0.28% of the first $50 million; 0.25% over $50 million up to $100 million; 0.19% over $100 million up to $200 million; 0.175% over $200 million up to $500 million; 0.15% in excess of $500 million

Transamerica Unconstrained Bond	0.25% of the first $1 billion; 0.245% over $1 billion up to $2 billion; 0.24% in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP, a series of Transamerica Series Trust.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

PINEBRIDGE INVESTMENTS LLC

THIS AMENDMENT is made as of November 10, 2014, to the Sub-Advisory Agreement dated March 1, 2014 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and PineBridge Investments LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated March 1, 2014 is confirmed and remains in full force and effect.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Amit Agrawal
Name:	Amit Agrawal
Title:	Managing Director and Sr. Portfolio Manager

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Inflation Opportunities	0.28% of the first $50 million; 0.25% over $50 million up to $100 million; 0.19% over $100 million up to $200 million; 0.175% over $200 million up to $500 million; 0.15% in excess of $500 million **

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP, a series of Transamerica Series Trust.

INVESTMENT SUBADVISORY AGREEMENT

PineBridge Investments LLC

This Agreement, entered into as of March 1, 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”), and PineBridge Investments LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.    Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Investment Advisory

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Amit Agrawal
Name:	Amit Agrawal
Title:	Managing Director – Sr. Portfolio Manager, Investment Grade Fixed Income

TRANSAMERICA FUNDS

Transamerica Large Core

Transamerica Large Value Opportunities

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Large Core and Transamerica Large Value Opportunities (each a “Fund” and collectively, the “Funds”). Transamerica Large Core and Transamerica Large Value Opportunities are series of Transamerica Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to each Fund. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and PineBridge Investments LLC (“PineBridge”). PineBridge began sub-advising the Funds on September 1, 2018. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplement dated July 9, 2018 for the Funds, and also reflected in each Fund’s Summary Prospectus revised as of September 1, 2018: (i) changes were also made to each Fund’s investment objective, principal investment strategies, principal risks and primary benchmark; and (ii) each Fund’s management fee schedule was lowered. TAM continues to serve as the Funds’ investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available on the Transamerica website until at least May 31, 2019 at https://www.transamerica.com/media/tf-ajo-to-pinebridge-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.